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                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) August 3, 1994


                       THE CHASE MANHATTAN CORPORATION

           (Exact name of registrant as specified in its charter)


      Delaware               1-5945                13-2633613

(State or other jurisdiction (Commission           (IRS Employer
     of incorporation)       File Number)          Identification No.)


     1 Chase Manhattan Plaza,                           10081
       New York, New York                            (Zip Code)
(Address of principal executive offices)


                               (212) 552-2222

            (Registrant's telephone number, including area code)


                               Not Applicable

        (Former name or former address, if changed since last report)

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Item 5.     Other Events
- -------     ------------
                 On August 3, 1994, The Chase Manhattan
            Corporation's wholly-owned subsidiary, The Chase Manhattan Bank, N.A. (the "Bank"), issued a news release announcing it had entered into a definitive merger agreement with American Residential Holding Corporation whereby a subsidiary of the Bank will seek to acquire, through a tender offer, all of the outstanding common stock of American Residential Holding Corporation. A copy of the news release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information
            and Exhibits
- -------     -----------------------------------------------------

     (c)    Exhibits

            Exhibit 99: News Release dated August 3, 1994.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 THE CHASE MANHATTAN CORPORATION
                                         (Registrant)



                                 By:  /s/ Arjun K. Mathrani
                                      ---------------------
                                      Arjun K. Mathrani
                                      Executive Vice President
                                      and Chief Financial Officer





August 3, 1994




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                                EXHIBIT INDEX


 Exhibit  Document
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  99      News Release dated August 3, 1994.




































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